TABLE OF CONTENTS

   USAA Family of Funds                                               1
   Message from the President                                         2
   Investment Review                                                  4
   Message from the Managers                                          5
   Financial Information:
      Distributions to Shareholders                                   8
      Independent Auditors' Report                                    9
      Statement of Assets and Liabilities                            10
      Portfolio of Investments in Securities                         11
      Notes to Portfolio of Investments in Securities                13
      Statement of Operations                                        14
      Statements of Changes in Net Assets                            15
      Notes to Financial Statements                                  16



                             IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Income Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.



                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20



Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes account maintenance fee through December 31, 1996.


MESSAGE FROM THE PRESIDENT

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

[Photograph of President, Michael J.C. Roth is here]

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.




                                INVESTMENT REVIEW

INCOME STRATEGY FUND

OBJECTIVE: To seek high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.


                                                    5/31/97          5/31/96
    Net Assets................................  $13.9 MILLION     $12.2 MILLION
    Net Asset Value Per Share.................     $10.84            $10.06

AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/97
    1 Year..........................................................   13.59%
    Since inception on September 1, 1995............................    9.47%


30-Day SEC Yield on May 31, 1997....................................    5.00%*
*Calculated as prescribed by the Securities and Exchange Commission.



[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 9/1/95 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Income Strategy Fund - $11,725, Lehman Brothers Aggregate Bond Index - $11,115 and the Lipper General Bond Funds Average - $11,450.]


The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper General Bond Funds Average is the average performance level of all general bond funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The graph compares a $10,000 hypothetical investment in the USAA Income Strategy Fund to the Index and the Lipper Average.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                     MESSAGE FROM THE MANAGERS

[Photograph of Portfolio  Managers appears here:
Standing: R. David Ullom, CFA (Stocks) and Pamela K. Bledsoe, CFA (Money Market Instruments); Seated: John W. Saunders, Jr., CFA (Allocation Manager, Bonds).]

Fund Overview
Record highs in the stock market have been mentioned in each Fund shareholder report starting with its first semiannual report a year and a half ago. This second annual report is no exception with more new highs being posted for the broad stock market averages. Meanwhile, bond market volatility continues as interest rates move up and down in response to economic reports. The fluctuating path of long-term interest rates in the past year can be seen in the chart below showing yields for the 30-year U.S. Treasury Bond.(1)The low point in yield was 6.35% on November 29, 1996, the end of the Fund's last reporting period. Long-term interest rates moved upward again and on May 30, 1997, were slightly below the level a year ago.

Declining bond values this past six months produced negative returns in the bond portfolio segment. Having a portion of your Fund in common stocks has been profitable both for the last six months and for the fiscal year ended May 31, 1997. The Fund's total returns for these periods were 1.55% and 13.59%, respectively.


[A graph is shown here for the 30-Year U.S. Treasury Bond Yield from 5/31/96 to 5/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value on 5/31/97 for the 30 Year U.S. Treasury Bond is 6.91%.]


(1) The 30-year U.S. Treasury Bond is generally considered the benchmark for the long-term interest rates in the U.S.


The Fund's investment categories were rebalanced within their respective ranges at the end of May. Current portfolio mix as of May 31, 1997, was 75.6% in bonds and 23.1% in common stocks.

Bonds
Following the low point in yields at the beginning of this six-month reporting period, significant changes were made in the bond portfolio to reduce volatility yet retain high current income.

The portfolio has been reoriented to approximately one-third in long Treasury bonds, one-third in high-quality corporate bonds (rated at least A) with intermediate maturities (8-9 years), and one-third in GNMA mortgage pass-through securities which are pools of mortgages backed by the full faith and credit of the U.S. Government. GNMAs have average lives of 8-10 years and yields which are competitive with long-term A rated corporate bonds. Thus, the portfolio has about the same yield as before but duration (a measure of sensitivity to interest rate changes) has been reduced since November 30, 1996, from 11.5 years to 7.6 years.

Stocks
Over the last six months, the stock market, as measured by the S&P 500 Index,(2) has continued to appreciate beyond our expectations. Within the Fund's equity portion, performance was aided by the weightings in Healthcare (pharmaceuticals and managed care), Tobacco (Philip Morris and Universal Corp.),(3) Machinery
(BW/IP and Deere & Co.), Manufacturing (Hillenbrand Industries), Truckers (Aeroquip Vickers), and selected positions in Technology. More specifically for this period, the Fund's investments in Communication Equipment (Lucent Technologies) and Semiconductor Equipment (Applied Materials and Silicon Valley Group) have shown strong appreciation. We continue to believe that these sectors offer attractive values.

Investments that had a detrimental impact on performance included Chemicals (Dow Chemical), Metals (Inco and Titanium Metals), Pollution Control (Waste Management), Electric Utilities (Houston Industries and Pacific Gas & Electric), and Retail Department Stores (J.C. Penney).

We have increased our positions in Foods (Ralston Purina), Healthcare (Pharmacia & Upjohn), and Real Estate Investment Trusts (REITs) (Storage USA). Although REITs have been relatively poor performing stocks, they have the potential to provide high income (yields of 5% plus) and share price stability in times of volatile markets.

(2) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(3) Sold out prior to end of the reporting period.


As stated in previous communications, we continue to adhere to our value strategy for the equity allocation of the Fund. This value strategy is based on purchasing stocks that meet our criteria of low relative price-to-earnings ratios, low relative price-to-cash flow ratios, low relative price-to-book value ratios, and low price-to-normalized earning ratios. All of our current stock holdings meet at least one of these criteria.

Money Market Instruments
With the Fund's emphasis on income, this investment category is used for the temporary investment of cash prior to transitioning into more permanent investments in bonds and stocks. It can also serve as a liquidity reserve when needed. Investments are made in the highest quality money market instruments, usually U.S. Government Agencies' obligations.


[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 for the USAA Income Strategy Fund to be: Stocks - 23.1%* and Bonds - 75.6%*.]

*Percentages are of the Net Assets in the Portfolio and may or may not equal
 100%.


    Top 5 Equity Holdings
     (% of Net Assets)

Boeing                      .8
B.F. Goodrich               .7
Aluminum Co. of America     .5
Schlumberger                .5
Sonat                       .5

See page 11 for a complete listing of the Portfolio of Investments in Securities.


                            DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

                 Ordinary income           $.54*
                 Long-term capital gains    .01
                                           ----
                             Total         $.55
                                           ====

11.03% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.



                       INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Income Strategy Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, and the financial highlights information presented in note 7 to the financial statements for the year ended May 31, 1997 and the nine-month period ended May 31, 1996. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Income Strategy Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, and the financial highlights information for the year ended May 31, 1997 and the nine-month period ended May 31, 1996, in conformity with generally accepted accounting principles.


                                           KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997




Income Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997


Assets
   Investments in securities, at market value (identified cost of $13,105)                   $   13,699
   Cash                                                                                              10
   Receivables:
      Capital shares sold                                                                            60
      Dividends and interest                                                                        154
                                                                                             ----------
         Total assets                                                                            13,923
                                                                                             ----------
Liabilities
   USAA Transfer Agency Company                                                                       2
   Accounts payable and accrued expenses                                                             43
                                                                                             ----------
         Total liabilities                                                                           45
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $   13,878
                                                                                             ==========
Represented by:
   Paid-in capital                                                                           $   13,170
   Accumulated undistributed net investment income                                                  113
   Accumulated net realized gain on investments                                                       1
   Net unrealized appreciation of investments                                                       594
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $   13,878
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                                1,280
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    10.84
                                                                                             ==========




See accompanying notes to financial statements.




Income Strategy Fund
Portfolio of Investments in Securities

May 31, 1997



                                            Market
   Number                                    Value
  of Shares            Security              (000)
  ---------            --------              -----

               Stocks (23.1%)
          Aerospace/Defense (1.4%)
   2,100  B.F. Goodrich Co.                $     90
   1,025  Boeing Co.                            108
---------------------------------------------------
                                                198
---------------------------------------------------

          Aluminum (0.5%)
   1,000  Aluminum Co. of America                74
---------------------------------------------------

          Auto Parts (0.4%)
   1,400  Lear Corp.*                            54
---------------------------------------------------

          Automobiles (0.4%)
   1,400  Ford Motor Co.                         52
---------------------------------------------------

          Bank Holding Companies -
            Major Regional (0.4%)
   1,400  PNC Bank Corp.                         59
---------------------------------------------------

          Bank Holding Companies -
            Money Center (0.4%)
     700  Bankers Trust New York Corp.           59
---------------------------------------------------

          Brokerage Firms (0.5%)
   1,600  Dean Witter, Discover & Co.            66
---------------------------------------------------

          Chemicals (0.5%)
     800  Dow Chemical Co.                       67
     264  Millennium Chemicals, Inc.              5
---------------------------------------------------
                                                 72
---------------------------------------------------

          Communication - Equipment
            Manufacturers (0.5%)
   1,000  Lucent Technologies, Inc.              64
---------------------------------------------------

          Containers - Metals & Glass (0.3%)
   1,600  Ball Corp.                             47
---------------------------------------------------

          Distribution & Pipelines (0.9%)
   1,400  NICOR, Inc.                            48
   1,300  Sonat, Inc.                            75
---------------------------------------------------
                                                123
---------------------------------------------------

          Drugs (0.1%)
     400  Pharmacia & Upjohn, Inc.               14
---------------------------------------------------

          Electric Power (0.6%)
   1,600  Houston Industries, Inc.               33
   2,300  PG & E Corp.                           53
---------------------------------------------------
                                                 86
---------------------------------------------------

          Electrical Equipment (0.3%)
     600  Rockwell International Corp.           39
---------------------------------------------------

          Electronics - Semiconductors (1.0%)
     700  Applied Materials, Inc.*               45
   1,600  National Semiconductor Corp.*          45
   1,700  Silicon Valley Group, Inc.*            41
---------------------------------------------------
                                                131
---------------------------------------------------

          Finance - Consumer (0.5%)
   1,400  Associates First Capital Corp.         66
---------------------------------------------------

          Foods (0.5%)
   1,200  Dean Foods Co.                         46
     200  Ralston Purina Group                   17
---------------------------------------------------
                                                 63
---------------------------------------------------

          Healthcare - HMOs (0.4%)
   2,500  Humana, Inc.*                          57
---------------------------------------------------

          Heavy Duty Trucks & Parts (0.5%)
   1,500  Aeroquip Vickers, Inc.                 65
---------------------------------------------------

          Household Products (0.5%)
     500  Procter & Gamble Co.                   69
---------------------------------------------------

          Insurance - Multi-Line
            Companies (0.4%)
     600  Aetna, Inc.                            61
---------------------------------------------------

          Insurance - Property/Casualty (1.2%)
     450  American International Group, Inc.     61
   2,000  Everest Reinsurance Holdings, Inc.     68
   2,000  Highlands Insurance Group, Inc.*       40
---------------------------------------------------
                                                169
---------------------------------------------------

          Leisure Time (0.4%)
   1,900  Brunswick Corp.                        58
---------------------------------------------------

          Machinery - Diversified (0.8%)
   2,700  BW/IP, Inc.                            52
   1,200  Deere & Co.                            61
---------------------------------------------------
                                                113
---------------------------------------------------

          Manufacturing -
            Diversified Industries (0.5%)
     400  Avery Dennison Corp.                   15
   1,300  Hillenbrand Industries, Inc.           61
---------------------------------------------------
                                                 76
---------------------------------------------------

          Metals - Miscellaneous (0.6%)
   1,500  Inco Ltd.                              50
   1,200  Titanium Metals Corp.*                 36
---------------------------------------------------
                                                 86
---------------------------------------------------

          Office Equipment & Supplies (0.4%)
     800  Xerox Corp.                            54
---------------------------------------------------

          Oil - Domestic (0.3%)
   2,000  Occidental Petroleum Corp.             47
---------------------------------------------------

          Oil - Exploration & Production (0.8%)
   1,700  Apache Corp.                           58
   5,500  Gulf Canada Resources Ltd.*            50
---------------------------------------------------
                                                108
---------------------------------------------------

          Oil - International (0.5%)
     600  Texaco, Inc.                           65
---------------------------------------------------

          Oil Well Equipment & Service (0.5%)
     600  Schlumberger Ltd.                      71
---------------------------------------------------

          Paper & Forest Products (1.3%)
   3,000  Jefferson Smurfit Corp.*               54
   1,200  Kimberly-Clark Corp.                   60
   1,200  Weyerhaeuser Co.                       60
---------------------------------------------------
                                                174
---------------------------------------------------

          Pollution Control (0.4%)
   1,900  Waste Management, Inc.                 60
---------------------------------------------------

          Publishing (0.9%)
   1,200  American Greetings Corp.               41
   1,400  Dun & Bradstreet Corp.                 37
     900  Houghton Mifflin Co.                   53
---------------------------------------------------
                                                131
---------------------------------------------------

          Railroads (0.5%)
     700  Norfolk Southern Corp.                 68
---------------------------------------------------

          Real Estate Investment Trusts (0.5%)
   1,200  Kimco Realty Corp.                     38
     800  Storage USA, Inc.                      30
---------------------------------------------------
                                                 68
---------------------------------------------------

          Retail - General Merchandising (0.6%)
   1,000  J.C. Penney Company, Inc.              51
     500  Sears, Roebuck & Co.                   25
---------------------------------------------------
                                                 76
---------------------------------------------------

          Retail - Specialty (0.3%)
   2,800  Phillips-Van Heusen Corp.              39
---------------------------------------------------

          Specialty Printing (0.1%)
     500  Deluxe Corp.                           16
---------------------------------------------------

          Telephones (1.2%)
   1,500  AT&T                                   55
   1,300  GTE Corp.                              57
   1,100  Sprint Corp.                           54
---------------------------------------------------
                                                166
---------------------------------------------------

          Tobacco (0.3%)
   1,300  RJR Nabisco Holdings Corp.             42
---------------------------------------------------

          Total stocks (cost: $2,434)         3,206
---------------------------------------------------



Principal                                                               Market
 Amount                                            Coupon                Value
 (000)                 Security                     Rate    Maturity     (000)
 -----                 --------                     ----    --------     -----

                                Bonds (75.6%)
$  500  Central Power & Light Co.                    6.63%   7/01/05    $   482
   500  Citicorp                                     6.38    1/15/06        473
   500  Ford Motor Credit Co.                        6.13    1/09/06        463
   500  Hydro Quebec (Canada)                        6.98    2/28/05        492
   500  Pacific Bell                                 5.88    2/15/06        462
   500  Sara Lee Corp.                               6.30   11/07/05        476
   500  WMX Technologies, Inc.                       7.00   10/15/06        492
 1,834  Government National Mortgage Association     7.00    3/15/26      1,785
    99  Government National Mortgage Association     7.50    8/15/26         99
 1,486  Government National Mortgage Association     7.50   11/15/26      1,482
   500  Government National Mortgage Association     7.50    5/15/27        499
   309  U.S. Treasury Bonds                          6.50   11/15/26        291
 2,728  U.S. Treasury Bonds                          7.88    2/15/21      2,997
-------------------------------------------------------------------------------
        Total bonds (cost: $10,671)                                      10,493
-------------------------------------------------------------------------------
        Total investments (cost: $13,105)                               $13,699
===============================================================================


---------------------
*Non-income producing.




Notes to Portfolio of Investments in Securities


General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 4.8% of net assets at May 31, 1997.


See accompanying notes to financial statements.





Income Strategy Fund
Statement of Operations
(in Thousands)

Year ended May 31, 1997


Net investment income:
   Income:
      Dividends                                                                                 $    69
      Interest                                                                                      685
                                                                                                -------
         Total income                                                                               754
                                                                                                -------
   Expenses:
      Management fees                                                                                65
      Transfer agent's fees                                                                          17
      Custodian's fees                                                                               50
      Postage                                                                                         4
      Shareholder reporting fees                                                                      3
      Trustees' fees                                                                                  4
      Registration fees                                                                              28
      Audit fees                                                                                     20
      Legal fees                                                                                      2
      Other                                                                                           3
                                                                                                -------
         Total expenses before reimbursement                                                        196
      Expenses reimbursed                                                                           (66)
                                                                                                -------
         Total expenses after reimbursement                                                         130
                                                                                                -------
            Net investment income                                                                   624
                                                                                                -------
Net realized and unrealized gain on investments:
      Net realized gain on investments                                                               52
      Change in net unrealized appreciation/depreciation of investments                             998
                                                                                                -------
            Net realized and unrealized gain                                                      1,050
                                                                                                -------
Increase in net assets resulting from operations                                                $ 1,674
                                                                                                =======



See accompanying notes to financial statements.




Income Strategy Fund
Statements of Changes in Net Assets
(In Thousands)


Year ended May 31, 1997
and Nine-month period ended May 31, 1996*



                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                   $     624          $     324
   Net realized gain on investments                                               52                 42
   Change in net unrealized appreciation/depreciation of investments             998               (404)
                                                                           ---------          ---------
      Increase (decrease) in net assets resulting from operations              1,674                (38)
                                                                           ---------          ---------
Distributions to shareholders from:
   Net investment income                                                        (620)              (215)
                                                                           ---------          ---------
   Net realized gains                                                            (58)               (35)
                                                                           ---------          ---------
From capital share transactions:
   Proceeds from shares sold                                                   3,824             17,119
   Shares issued for dividends reinvested                                        378                132
   Cost of shares redeemed                                                    (3,493)            (4,790)
                                                                           ---------          ---------
      Increase in net assets from capital share transactions                     709             12,461
                                                                           ---------          ---------
Net increase in net assets                                                     1,705             12,173
Net assets:
   Beginning of period                                                        12,173                 -
                                                                           ---------          ---------
   End of period                                                           $  13,878          $  12,173
                                                                           =========          =========
Undistributed net investment income included in net assets:
   Beginning of period                                                     $     109          $      -
                                                                           =========          =========
   End of period                                                           $     113          $     109
                                                                           =========          =========
Change in shares outstanding:
   Shares sold                                                                   366              1,658
   Shares issued for dividends reinvested                                         37                 13
   Shares redeemed                                                              (333)              (461)
                                                                           ---------          ---------
      Increase in shares outstanding                                              70              1,210
                                                                           =========          =========


*Fund commenced operations September 1, 1995.

See accompanying notes to financial statements.




Income Strategy Fund
Notes to Financial Statements

May 31, 1997


(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Income Strategy Fund (the Fund). The Fund's investment objective is to seek a high current return, with reduced risk over time, through an asset allocation strategy which emphasizes income and gives secondary emphasis to long-term growth of capital.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3) Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. A distribution of net investment income of $.12 per share, declared and paid in June 1997, is not reflected in the accompanying financial statements.

(4) Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended May 31, 1997 were $9,462,231 and $8,264,261, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $781,680 and $187,851, respectively.

(5) Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.0% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At May 31, 1997, the Association and its affiliates owned 502,387 shares (39.3%) of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:




                                                                        Nine-month
                                               Year Ended              Period Ended
                                                 May 31,                  May 31,
                                                  1997                     1996*
                                                  ----                     ----
Net asset value at
   beginning of period                          $  10.06                 $  10.00
Net investment income                                .50                      .39(b)
Net realized and
   unrealized gain (loss)                            .83                     (.06)
Distributions from net
   investment income                                (.50)                    (.22)
Distributions of realized
   capital gains                                    (.05)                    (.05)
                                                --------                 --------
Net asset value at
   end of period                                $  10.84                 $  10.06
                                                ========                 ========

Total return (%) **                                13.59                     3.23
Net assets at end
   of period (000)                              $ 13,878                 $ 12,173
Ratio of expenses to
   average net assets (%)                           1.00(c)                  1.00(a,c)
Ratio of net investment
   income to average
   net assets (%)                                   4.80(c)                  4.71(a,c)
Portfolio turnover (%)                             64.71                    78.60
Average commission rate
   paid per share +                             $  .0478                 $  .0496




  * Fund commenced operations September 1, 1995.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using weighted average shares.

(c) The information contained in the preceding table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:

                                                                  Nine-month
                                      Year Ended                Period Ended
                                        May 31,                    May 31,
                                         1997                       1996*
                                         ----                       ----
Ratio of expenses to
   average net assets (%)                1.51                     1.78(a)
Ratio of net investment income
   to average net assets (%)             4.29                     3.93(a)

 *Fund commenced operations September 1, 1995.